OPERATION, MAINTENANCE AND TELECOMMUNICATION SERVICE EXPENSES	12 Months Ended
Dec. 31, 2020
OPERATION, MAINTENANCE AND TELECOMMUNICATION SERVICE EXPENSES
OPERATION, MAINTENANCE AND TELECOMMUNICATION SERVICE EXPENSES

27.  OPERATION, MAINTENANCE, AND TELECOMMUNICATION SERVICE EXPENSES

The breakdown of operation, maintenance, and telecommunication service expenses is as follows:

	2018	2019	2020
Operation and maintenance	25,215	20,417	19,956
Radio frequency usage charges (Note 34c.i & 34c.ii)	5,473	5,736	5,930
Leased lines and CPE	5,125	4,709	3,353
Concession fees and USO charges	2,297	2,370	2,411
Electricity, gas, and water	1,051	1,102	946
Project management	647	460	538
Cost of SIM cards and vouchers (Note 8)	866	645	487
Insurance	193	246	378
Vehicles rental and supporting facilities	413	386	334
Cost of sales of peripherals (Note 8)	1,860	1,109	57
Tower leases	480	—	—
Others (each below Rp75 billion)	273	273	185
Total	43,893	37,453	34,575

Refer to Note 32 for details of related parties transactions.